AMERICA'S PEO, INC. AND AFFILIATES
                          OMNI FINANCIAL SERVICES, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2000
                                OCTOBER 31, 2000


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
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AMERICA'S PEO, INC. AND AFFILIATES
OMNI FINANCIAL SERVICES, INC.
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                                TABLE OF CONTENTS





EXHIBIT                                                                                             PAGE

INDEPENDENT AUDITORS' REPORT                                                                            1

FINANCIAL STATEMENTS

         Combining Balance Sheets                                                                       2

         Combining Statements of Operations and Retained Earnings (Deficit)                             3

         Combining Statements of Cash Flows                                                             4

         Notes to Combined Financial Statements                                                       5-10



                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors
America's PEO, Inc. and Affiliates
Omni Financial Services, Inc.
Cherry Hill, New Jersey

We have audited the accompanying combining balance sheets of America's PEO, Inc.
and Affiliates (S Corporations) as of December 31, 2000 and Omni Financial
Services, Inc. (C Corporation) as of October 31, 2000, and the related combining statements of operations and retained earnings (deficit) and cash flows for the year then ended. The financial statements are the responsibility of the management of America's PEO, Inc. and Affiliates and Omni Financial Services,
Inc. Our responsibility is to express an opinion on these financial statements based on our audit.

We have conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of America's PEO, Inc. and Affiliates and Omni Financial Services, Inc. as of December 31, 2000 and October
31, 2000, respectively, and its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United
States of America.







                                                    Certified Public Accountants
Merchantville, New Jersey
August 21, 2001
Except Note 6, as to
which the date is November 21, 2001




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AMERICA'S PEO, INC. AND AFFILIATES
OMNI FINANCIAL SERVICES, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



NOTE 1   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

America's  PEO,  Inc. and  Affiliates  and Omni  Financial  Services,  Inc. (the
Companies) are located in Cherry Hill, New Jersey. America's PEO, Inc. was previously named Staff America, Inc. The Companies provide employee leasing and related payroll services to companies primarily in the eastern United States.
Its customers are primarily in the trucking  industry.  The  affiliates  include
American Labor Force,  Inc.,  American Labor Services,  Inc.,  Western  American
Labor Force,  Inc.,  National  Labor Force,  Inc., and National Labor Force One,
Inc., all of which are under common control,  management,  and use of resources.
Omni Financial Services, Inc. is presented separately because its year-end differs from the other companies.

Basis of Combination

The accompanying combined financial statements include the accounts of the following companies, all of which are under common control:

                                                          Form of Entity             Date of Financial Statements

America's PEO, Inc.                                       S Corporation                   December 31, 2000
American Labor Force, Inc. (affiliate)                    S Corporation                   December 31, 2000
American Labor Services, Inc. (affiliate)                 S Corporation                   December 31, 2000
Western American Labor Force, Inc. (affiliate)            S Corporation                   December 31, 2000
National Labor Force, Inc. (affiliate)                    S Corporation                   December 31, 2000
National Labor Force One, Inc. (affiliate)                S Corporation                   December 31, 2000
Omni Financial Services, Inc.                             C Corporation                   October 31, 2000

All significant intercompany transactions and balances have been eliminated in combination. During the period from October 31, 1999 to December 31, 1999,
America's PEO, Inc. incurred management fees to Omni Financial Services, Inc.
(an intervening transaction) in the amount of $200,000 and Omni Financial
Services, Inc. funded America's PEO, Inc. $384,240 during the period October 31,
2000 to December 31, 2000. The management fee expense has been eliminated in combination in the statement of operations and retained earnings (deficit). The amount funded has been reflected as an advance from affiliate in the balance sheet.

Cash and Cash Equivalents

The Companies consider all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.






                                      - 5 -





AMERICA'S PEO, INC. AND AFFILIATES
OMNI FINANCIAL SERVICES, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



NOTE 1   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Allowance for Doubtful Accounts

The Companies provide an allowance for doubtful accounts equal to the estimated losses that will be incurred in the collection of all receivables. The estimated losses are based on a review of the current status of the existing receivables.
An allowance for doubtful accounts for 2000 has not been established, as the amounts are considered immaterial.

Depreciation

Depreciation is computed using accelerated and straight-line methods for financial reporting and federal income tax purposes over the estimated useful lives of the assets.

Income Taxes

America's PEO, Inc. and Affiliates have elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code and State Regulations by consent of their shareholders. Under those provisions, the Companies do not pay federal and state corporate income taxes on income. Also, the Companies do not receive the benefit of net operating loss carryforwards or carrybacks. Instead, the stockholders are liable for individual federal and state income taxes on the Companies' taxable income or operating loss on their income tax returns.

Omni Financial Services, Inc. is a C corporation. There is no provision for income tax expense or benefit, since these amounts are considered immaterial.

Use of Estimates

Management uses estimates and assumptions in preparing these financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.




                                      - 6 -



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AMERICA'S PEO, INC. AND AFFILIATES
OMNI FINANCIAL SERVICES, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



NOTE 2            LONG-TERM DEBT

Long-term debt at December 31, 2000, consisted of the following:

     Installment note to a commercial lender with interest at 8%, due in monthly installments of $678, including interest until May 2001, collateralized by furniture
     with a cost of $27,730.                                                                                       $    7,792

     Installment note to a commercial lender with interest at 17.8%, due in monthly installments of $218, including interest until October 2001, collateralized by
     furniture with a cost of $6,050.                                                                                   2,037

     Installment note to a commercial lender with interest at 12.5%, due in monthly installments of $310, including interest until May 2001, collateralized by equipment
     with a cost of $9,985.                                                                                             2,640

     Installment note to a commercial lender with interest at 16.25%, due in monthly installments of $269, including interest until March 2001, collateralized by equipment
     with a cost of $7,650.                                                                                               558

     Installment note to a commercial lender with interest at 12%, due in monthly installments of $525, including interest until April 2001, collateralized by computer
     equipment with a cost of $15,810.                                                                                  3,043

     Note payable to a commercial lender with interest at 9.25%, due in monthly
     installments of $896, including interest until October 2007.                                                      55,259

     Installment note to a commercial lender with interest at 16.25%, due in monthly installments of $469, including interest until November 2002, collateralized by
     computer equipment with a cost of $13,300.                                                                         9,221

     Installment note to a commercial lender with interest at 21.5%, due in monthly installments of $2,916, including interest until January 2004, collateralized by
     computer equipment with a cost of $93,332.                                                                        78,360
                                                                                                                   ----------
                                                                                                                      158,910
     Less current portion                                                                                             (46,455)
                                                                                                                   -----------

                                                                                                                     $112,455







                                      - 7 -



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AMERICA'S PEO, INC. AND AFFILIATES
OMNI FINANCIAL SERVICES, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



NOTE 2            LONG-TERM DEBT (Continued)

Maturities of long-term debt are as follows:


                                                   Years Ending                   Amount

                                                       2001                      $ 46,455
                                                       2002                        36,027
                                                       2003                        37,773
                                                       2004                        10,598
                                                       2005                         8,517
                                                    Thereafter                     19,540
                                                                               ----------

                                                                                 $158,910


Interest expense on long-term debt charged to operations was $39,759.


NOTE 3   COMMITMENTS

The Companies rent office space under a five-year non-cancelable operating lease expiring in November 2005. Under the terms of the lease, the Companies are responsible for utilities. The Companies lease computer equipment and software under a three-year non-cancelable operating lease expiring November 2002 and telephone equipment under a four-year non-cancelable operating lease expiring
December 2003.

Minimum future rental payments are as follows:


                                                   Years Ending                  Amount

                                                       2001                   $355,769
                                                       2002                    350,449
                                                       2003                    225,128
                                                       2004                    215,970
                                                       2005                    220,424
                                                                           -----------

                                                                            $1,367,740





Rent expense charged to operations was $455,600.




                                      - 8 -




AMERICA'S PEO, INC. AND AFFILIATES
OMNI FINANCIAL SERVICES, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 4   CONCENTRATIONS OF CREDIT RISK

Accounts Receivable

Financial instruments that potentially subject the Companies to concentrations of credit risk consist principally of trade accounts receivable. The Companies perform ongoing credit evaluations of their customers and generally do not require collateral.

Cash

The Companies maintain cash balances at many financial institutions. The
Companies' cash balances are insured by the Federal Deposit Insurance
Corporation up to $100,000. The Companies' uninsured cash balance as of the respective balance sheet dates was $314,859.


NOTE 5   EMPLOYEE BENEFIT PLANS

Medical Benefit Plans

The Company offers both fully-insured and self-insured medical plans to employees. The work-site employer decides on whether to participate in these plans, or offer their own coverage to the employees.

Self-Insured Medial Plan

The self-insured medical plan (the "S I Plan") was established in the latter part of 1999 and is administered by a third-party administrator. The S I Plan covers outpatient and inpatient medical service and prescription drugs.

The Company receives premium contributions through payroll deductions and billings to worksite employers. These billings are reported as revenues.

Claims are paid by the third-party administrator acting on behalf of the Company under the terms of a contractual agreement. Administrative fees are included within the provision of that agreement. The Company is protected against unanticipated catastrophic claims by coverage carried through a commercial insurance company. The individual deductible for the reinsurance was $45,000 for 2000 and is $150,000 for 2001.

Retirement Plan

The Companies also sponsor a 401k plan (salary deferral plan) in which its customers can choose to participate. The Companies do not make corporate contributions.



                                      - 9 -



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AMERICA'S PEO, INC. AND AFFILIATES
OMNI FINANCIAL SERVICES, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



NOTE 6   SUBSEQUENT EVENTS

On May 25, 2001, the stockholders of the Companies formed America's PEO
Holdings, Inc. The stockholders then contributed their stock in all of the companies in exchange for stock in America's PEO Holdings, Inc.

On November 21, 2001 the stockholders' of America's PEO Holdings, Inc. (PEO) completed a share purchase agreement with Certified Services, Inc. (CSRV). Under this agreement the stockholders' of America's PEO Holdings, Inc. exchanged all there shares of stock for cash, notes receivable and 4,066,667 shares of Class B
Preferred Stock of Certified Services, Inc. This Preferred Stock will eventually be converted to Common Stock, representing a thirty percent ownership in the Company. Simultaneously with this transaction America's PEO Holdings, Inc. will be provided with a $5,000,000 line of credit to fund working capital.

Certified Services, Inc. is in the process of changing its name to America's PEO
Holdings, Inc. and will change the company symbol on the OTC Bulletin Board to APEO.




                                     - 10 -


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                       AMERICA'S PEO, INC. AND AFFILIATES
                          OMNI FINANCIAL SERVICES, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1999
                                OCTOBER 31, 1999





AMERICA'S PEO, INC. AND AFFILIATES
OMNI FINANCIAL SERVICES, INC.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS






                                                                                  Page No.

INDEPENDENT AUDITORS' REPORT....................................................      1

FINANCIAL STATEMENTS

         Combining Balance Sheets................................................     2

         Combining Statements of Operations and Retained Earnings (Deficit)......     3

         Combining Statements of Cash Flows.....................................      4

         Notes to Combined Financial Statements................................     5-9







                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors
America's PEO, Inc. and Affiliates
Omni Financial Services, Inc.
Cherry Hill, New Jersey

We have audited the accompanying combining balance sheets of America's PEO, Inc.
and Affiliates (S Corporations) as of December 31, 1999 and Omni Financial
Services, Inc. (C Corporation) as of October 31, 1999, and the related combined statements of operations and retained earnings (deficit) and cash flows for the year then ended. The financial statements are the responsibility of the management of America's PEO, Inc. and Affiliates and Omni Financial Services,
Inc. Our responsibility is to express an opinion on these financial statements based on our audit.

We have conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of America's PEO, Inc. and Affiliates and Omni Financial Services, Inc. as of December 31, 1999 and October
31, 1999, respectively, and its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.







                                                    Certified Public Accountants
Merchantville, New Jersey
October 4, 2000





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

AMERICA'S PEO, INC. AND AFFILIATES
OMNI FINANCIAL SERVICES, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of America's PEO, Inc. and Affiliates and Omni Financial Services, Inc. is presented to assist in understanding the Companies financial statements. The financial statements and notes are representations of the Companies management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Nature of Operations

America's  PEO,  Inc. and  Affiliates  and Omni  Financial  Services,  Inc. (the
Companies) are located in Cherry Hill, New Jersey. America's PEO, Inc. was previously named Staff America, Inc. The Companies provide employee leasing and related payroll services to companies primarily in the eastern United States.
Its customers are primarily in the trucking  industry.  The  affiliates  include
American Labor Force, Inc. and American Labor Services, Inc., both of which are under common control, management, and use of resources.

Omni Financial Services, Inc. is presented separately since its year-end differs from the other companies. Previous financial statements did not include this company since, prior to 1999, it was a management company and not in the employee leasing business. In 1999, America's PEO, Inc. transferred a portion of its business to this company.

Basis of Combination

The accompanying combined financial statements include the accounts of the following companies, all of which are under common control:

                                                          Form of Entity             Date of Financial Statements

America's PEO, Inc.                                       S Corporation                   December 31, 1999
American Labor Force, Inc. (affiliate)                    S Corporation                   December 31, 1999
American Labor Services, Inc. (affiliate)                 S Corporation                   December 31, 1999
Omni Financial Services, Inc.                             C Corporation                   October 31, 1999

All significant intercompany transactions and balances have been eliminated in combination. During the periods October 31, 1999 and December 31, 1999,
America's PEO, Inc. incurred management fees to Omni Financial Services, Inc.
(an intervening transaction) in the amount of $200,000 and Omni Financial
Services, Inc. has funded America's PEO, Inc. $133,823 during this same period.
The management fee expense has been eliminated in combination in the statement of income and retained earnings. The amount funded has been reflected as an advance from affiliate in the balance sheet.



                                       -5-



AMERICA'S PEO, INC. AND AFFILIATES
OMNI FINANCIAL SERVICES, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

Allowance for Doubtful Accounts

The Companies provide an allowance for doubtful accounts equal to the estimated losses that will be incurred in the collection of all receivables. The estimated losses are based on a review of the current status of the existing receivables.
An allowance for doubtful accounts for 1999 has not been established, as the amounts are considered immaterial.

Depreciation

Depreciation is computed using the accelerated method for both financial reporting and federal income tax purposes over the estimated useful lives of the assets.

Income Taxes

America's PEO, Inc. and Affiliates has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code and State Regulations by consent of its shareholder. Under those provisions, the Company does not pay federal and state corporate income taxes on its taxable income. Also, the Company does not receive the benefit of net operating loss carryforwards or carrybacks. Instead, the stockholder is liable for individual federal and state income taxes on the Company's taxable income, or operating loss, in her income tax returns.

Omni Financial Services, Inc. is a C corporation. There is no provision for income tax expense or benefit, since these amounts are considered immaterial.

Use of Estimates

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.




                                       -6-



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AMERICA'S PEO, INC. AND AFFILIATES
OMNI FINANCIAL SERVICES, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 2 - LONG-TERM DEBT

Long-term debt at December 31, 1999, consisted of the following:

     Installment note to a commercial lender with interest at 12%, due in monthly installments of $678, including interest until May 2001, collateralized by furniture
     with a cost of $27,730.                                                                                            $ 13,235

     Installment note to a commercial lender with interest at 10%, due in monthly installments of $218, including interest until October 2001, collateralized by
     furniture with a cost of $6,050.                                                                                      4,236

     Installment note to a commercial lender with interest at 12.5%, due in monthly installments of $310, including interest until May 2001, collateralized by equipment
     with a cost of $9,985.                                                                                                5,567

     Installment note to a commercial lender with interest at 16.5%, due in monthly installments of $269, including interest until March 2001, collateralized by equipment
     with a cost of $7,650.                                                                                                4,088

     Installment note to a commercial lender with interest at 12%, due in monthly installments of $525, including interest until April 2001, collateralized by computer
     equipment with a cost of $15,810.                                                                                     8,611

     Note payable to a commercial lender with interest at 9.25%, due in monthly installments of $896, including interest until October 2007.
                                                                                                                          60,632

     Installment note to a commercial lender with interest at 16.25%, due in monthly installments of $469, including interest until November 2002, collateralized by
     computer equipment with a cost of $15,810.                                                                           13,011
                                                                                                              -------------------
                                                                                                                         109,381
     Less current portion                                                                                               (30,052)
                                                                                                              -------------------
                                                                                                                        $ 79,329
                                                                                                              ===================





                                       -7-

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AMERICA'S PEO, INC. AND AFFILIATES
OMNI FINANCIAL SERVICES, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------------------------------

NOTE 2 - LONG-TERM DEBT (Continued)

Maturities of long-term debt are as follows:

                                                   Years Ending                   Amount
                                                   December 31,
                                               ----------------------        -----------------

                                                       2000                          $ 30,052
                                                       2001                            25,191
                                                       2002                            11,230
                                                       2003                             7,084
                                                       2004                             7,767
                                                    Thereafter                         28,057
                                                                             -----------------

                                                                                    $ 109,381
                                                                             =================

Interest expense on long-term debt for the year ended December 31, 1999 was $12,183.

NOTE 3 - COMMITMENTS

The Company rents office space under a five-year non-cancelable operating lease expiring in November 2005. Under the terms of the lease, the Company is responsible for utilities. The Company also leases computer equipment and software under a three-year non-cancelable operating lease expiring November
2002.

Minimum future rental payments are as follows:

                                                   Years Ending                   Amount
                                                   December 31,
                                               ----------------------        ------------------

                                                       2000                          $ 305,054
                                                       2001                            310,738
                                                       2002                            304,422
                                                       2003                            178,107
                                                       2004                            183,791
                                                                             ------------------

                                                                                   $ 1,282,112
                                                                             ==================


Rent expense for the year ended December 31, 1999 was $76,651.




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

AMERICA'S PEO, INC. AND AFFILIATES
OMNI FINANCIAL SERVICES, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


NOTE 4 - CONCENTRATIONS OF CREDIT RISK

Accounts Receivable

Financial instruments that potentially subject the Companies to concentrations of credit risk, consists principally of trade accounts receivable. The Companies perform ongoing credit evaluations of their customers and generally do not require collateral. Historically, the Companies have not experienced significant losses related to receivables, however in 2000 a major customer was unable to pay its receivable, resulting in a write off of $143,043 in 1999.

Cash

The Companies maintain cash balances at many financial institutions. The Companies' cash balances are insured by the Federal Deposit Insurance Corporation up to $100,000. The Companies' uninsured cash balance as of December 31, 1999 was $ 197,712.

NOTE 5 - MAJOR CUSTOMER

Approximately 12% of the Companies' 1999 revenues were derived from one customer, who is no longer a customer in 2000.


NOTE 6 - EMPLOYEE BENEFIT PLANS

The Companies provide health benefits that consist of fully insured plans and partially self-insured plans to its customers. The partially self-insured plans are administered by a third party administrator contracted by the Companies. Under these plans, reinsurance is purchased for large claims. A reserve is maintained equal to the customer funds deposited. A risk of loss in excess of the reserve amount does exist, however, such estimate cannot be made.

The Companies also sponsor a 401k plan, (salary deferral plan), in which its customers can chose to participate. The Companies do not make corporate contributions.











                                       -9-